U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

Equus II Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19509	76-0345915
(Commission File Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 24, 2004 titled “Equus II Incorporated Announces Stock Repurchase Program”

Item 12. Results of Operations and Financial Condition

On May 24, 2004, Equus II Incorporated issued a press release announcing a stock repurchase program. The text of the press release is included as exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUUS II INCORPORATED

Dated: May 24, 2004	By:	/s/ Harry O. Nicodemus IV
Harry O. Nicodemus IV Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 24, 2004

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